                                            Oppenheimer DISCOVERY Fund
                      Supplement dated June 7, 2002 to the Prospectus dated January 28, 2002

         The Prospectus is changed by adding the following paragraph to the end of the "How the Fund is Managed"
section on page 11:

         At a meeting held on December  13, 2001,  the Board of Trustees of the Fund  approved  various  changes to the Fund's  fundamental  investment  policies and submission of an Amended and Restated Class B 12b-1  Distribution
and Service Plan and  Agreement to  shareholders  for  approval.  Approval of the Fund's  shareholders  is required before the Fund's fundamental  investment  policies can be changed and before an Amended and Restated Class B 12b-1
Distribution  and Service Plan and Agreement can be adopted.  On or about June 17, 2002,  shareholders  of the Fund on the record date will be mailed proxy  materials  explaining the reasons for the proposed  changes.  In addition, on or about June 17,  2002,  a copy of the proxy  statement  will be  available  for  information  purposes  on the
OppenheimerFunds  website at  www.oppenheimerfunds.com.  After that date, shareholders may also call 1.800.708.7780 to request a copy of the proxy  statement.  If the proposals are approved by  shareholders,  the Fund's  prospectus and/or statement of additional information will be revised to reflect the approved changes.

June 7, 2002                                                                            PS0500.026